Smith Barney
Small Cap
Value Fund
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                               SEMI-ANNUAL REPORT
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MARCH 31, 1999
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PHOTO OF PEOPLE
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
SMITH BARNEY
SMALL CAP VALUE FUND
================================================================================



The SMITH BARNEY SMALL CAP VALUE FUND seeks long-term capital appreciation by investing primarily in the common stocks of companies with relatively small market capitalizations.



SMITH BARNEY SMALL CAP VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
MARCH 31, 1999

                              WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
                      CLASS A         CLASS B         CLASS L
--------------------------------------------------------------------------------
Since Inception+ ++    1.40%            1.32%           1.32%
--------------------------------------------------------------------------------

                                WITH SALES CHARGES(2)
--------------------------------------------------------------------------------
                      CLASS A         CLASS B         CLASS L
--------------------------------------------------------------------------------
Since Inception+ ++   (3.67)%         (3.68)%         (0.74)%
--------------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00% respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+   Inception date for Class A, B and L shares is February 26, 1999.
++ Total return is not annualized, as it may not be representative of the total return for the year.


 FUND HIGHLIGHT
--------------------------------------------------------------------------------

RELATIVE TO THE RUSSELL 2000 VALUE INDEX, WE HAVE CONSTRUCTED A PORTFOLIO THAT WE BELIEVE HAS HIGHER QUALITY ASSETS, HIGH RETURN POTENTIAL AND CURRENTLY MORE ATTRACTIVE VALUATIONS. AS TO THE FUND'S SECTOR WEIGHTINGS VERSUS THE RUSSELL 2000 VALUE INDEX, WE ARE OVERWEIGHTED IN CONSUMER CYCLICALS, ENERGY AND FINANCIALS (INCLUDING REITS). THE FUND'S LARGEST UNDERWEIGHTINGS ARE IN CONSUMER STAPLES AND TECHNOLOGY.



 NASDAQ SYMBOL
--------------------------------------------------------------------------------

           CLASS A                     SBVAX
           CLASS B                     SBVBX
           CLASS L                     SBVLX



 WHAT'S INSIDE
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SHAREHOLDER LETTER............................................ 1
HISTORICAL PERFORMANCE ....................................... 4
SCHEDULE OF INVESTMENTS ...................................... 5
STATEMENT OF ASSETS AND LIABILITIES .......................... 8
STATEMENT OF OPERATIONS ...................................... 9
STATEMENT OF CHANGES IN NET ASSETS .......................... 10
NOTES TO FINANCIAL STATEMENTS ............................... 11
FINANCIAL HIGHLIGHTS ........................................ 15

 Shareholder Letter
--------------------------------------------------------------------------------






















PHOTO OF: HEATH B. MC LENDON

HEATH B.
MC LENDON



Chairman

PHOTO OF: PETER J. HABLE

PETER J. HABLE

Vice President and Investment Officer



DEAR SHAREHOLDER:
We are pleased to provide the first semi-annual report for the Smith Barney Small Cap Value Fund ("Fund") for the period ended March 31, 1999. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.


A STYLE PURE SERIES FUND
The Smith Barney Small Cap Value Fund is a Style Pure Series Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, each Style Pure Series Fund is usually fully invested 100% of the time within its designated asset class and its designated investment style.


PERFORMANCE UPDATE AND STRATEGY
The Small Cap Value Fund commenced operations on February 26, 1999. Since inception through March 31, 1999, the Class A, B and L shares of the Fund returned 1.40%, 1.32% and 1.32%, respectively, without sales charges. In comparison, the Russell 2000 Value Index returned a negative 0.82% over the same period. (The Russell 2000 Value Index contains those securities with a less-than-average growth orientation.)

Our research team looks for small-capitalization stocks that we believe sell at low prices relative to several measures of value and where some dynamic change in a company or an industry may enhance stock price performance. (Market capitalization is the value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price.)

We generally prefer to invest in companies where managements have meaningful ownership stakes, as well as in companies with positive cash flows, strong balance sheets and high returns on equity. We focus on small-capitalization companies in order to uncover fundamental value and because of the significant capital appreciation potential.


MARKET UPDATE
The stock market of 1998 was characterized by an extraordinary divergence in performance between large-cap and small-cap stocks, with small-cap stocks underperforming by a staggering 30 percentage points. This underperformance occurred despite the fact that small-cap stocks began the year undervalued versus large-cap stocks by virtually any historical valuation measure. By the end of 1998, small-cap valuations had fallen off even further.

Small-cap stocks underperformed the S&P 500 Index again in the first quarter of 1999. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.) Small-cap stocks have now posted one of the longest losing streaks on record. As a result of this recent losing streak, relative valuations for small-cap stocks remain at all-time lows.

The current P/E discount for small caps is greater than the discount we saw in 1990, just before small caps began a three-year period of strong performance. The

--------------------------------------------------------------------------------
SMITH BARNEY SMALL CAP VALUE FUND                                              1
current P/E discount is even larger than the 45% discount that existed in the early 1970s, preceding an eight-year period of superior small-cap stock performance.

The other small-cap relative valuation measures also continued their descent. Small cap relative price to sales, price to cash flow, and price to book are now all at record lows. Within the small-cap universe, the current general rule seems to be: the smaller the market cap, the more pronounced the valuation discount. At these extraordinarily low valuations, many small-cap companies have the potential to provide venture capital rates of return.

On the positive side, the outflow of assets from small-cap mutual funds continued during the reporting period, but at a much slower pace. In fact, small-cap mutual fund redemptions slowed considerably in February and March. With many institutional consultants recommending diversifying away from the S&P 500 Index towards the broader Wilshire 5000 Index, inflows may finally be turning positive for many small-cap stocks. (The Wilshire 5000 Index is widely followed as an indicator of the broad trend in stock prices.) The other positive trend is the high level of recent merger and acquisition activity within the small-cap arena.


PORTFOLIO UPDATE*
At March 31, 1999, the Fund's portfolio was made up of 75 stocks that represented approximately 90% of net asset value ("NAV"). About 10% of the Fund's portfolio is held in Russell 2000 small-cap index futures to keep the Fund fully invested. We expect the percentage of the Fund's assets held in stock index futures to be reduced over time as we take advantage of short-term price volatility to add to our targeted stocks. We also expect the number of holdings in the Fund's portfolio to increase slightly over time.

Turning to some investment characteristics of the Fund's portfolio, as of April 8, 1999, the average capitalization of the stocks held in the Fund's portfolio was roughly $1.15 billion versus $710 million for the Russell 2000 Value Index. What follows are some comparisons between the Fund and the Russell 2000 Value
Index:
                                   SMALL CAP     RUSSELL 2000
                                  VALUE FUND      VALUE INDEX
                           --------------------------------------------------

Average P/E ratio                     15.6           20.9
Average price/cash flow               11.5           15.4
Average price/book                     2.1            2.1
Average return on equity              11.7            7.7

Relative to the Russell 2000 Value Index, we have constructed a portfolio that we believe has higher quality assets, high return potential and currently more attractive valuations.

As to the Fund's sector weightings versus the Russell 2000 Value Index, we are overweighted in consumer cyclicals, energy, and financials (including REITs). The Fund's largest underweightings are in consumer staples and technology.

As of March 31, 1999, the Fund's top-ten holdings included:

o BARRETT RESOURCES and UNION PACIFIC RESOURCES, both companies stand to benefit from the apparent recovery of natural gas prices

o FOOTSTAR, a shoe retailer that should benefit from the trend toward increased footwear sales in discount stores and the recovery of the athletic footwear market

o MERITOR, a components and systems supplier to the strengthening heavy and medium truck market

o CORN PRODUCTS, a beneficiary of the increased utilization of high fructose corn syrup

o CYPRESS SEMICONDUCTOR, a company that designs, develops, manufactures and sells digital and mixed-signal integrated circuits that are in high demand

* Please note that the Fund's holdings are subject to change.

--------------------------------------------------------------------------------
2                                        1999 SEMI-ANNUAL REPORT TO SHAREHOLDERS

o MAXTOR, a hard disc drive producer whose products meet the long term demand for digitized computer storage

o GOLDEN STATE BANCORP, a thrift that should benefit from the consolidation of the banking industry

o CITIZENS UTILITIES, a public utility that also provides communications and local exchange carrier services


MARKET OUTLOOK
With our small-cap holdings growing their earnings faster than many other large-cap stocks and trading at significant discount to liquidation value, we believe our holdings will either attract investors or they will be taken over. It is our opinion that the superior returns and the record low valuations for small-cap stocks should not go unnoticed by either individual or institutional investors indefinitely.

In closing, thank you for investing in the Smith Barney Small Cap Value Fund. We encourage you to visit our Web site at WWW.SMITHBARNEY.COM. We look forward to continuing to help you pursue your financial goals in the years ahead.

Sincerely,





/S/HEATH B. MC LENDON        /S/PETER J. HABLE

HEATH B. MC LENDON           PETER J. HABLE
Chairman                     Vice President and
                             Investment Officer


APRIL 14, 1999


--------------------------------------------------------------------------------
SMITH BARNEY SMALL CAP VALUE FUND                                              3

Historical Performance -- Class A, B and L Shares
HISTORICAL PERFORMANCE -- CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------

                                                     NET ASSET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 3/31/99                             $11.40           $11.56             $0.00            $0.00            1.40%+
------------------------------------------------------------------------------------------------------------------------------------

HISTORICAL PERFORMANCE -- CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------

                                                     NET ASSET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 3/31/99                             $11.40           $11.55             $0.00            $0.00            1.32%+
------------------------------------------------------------------------------------------------------------------------------------

HISTORICAL PERFORMANCE -- CLASS L SHARES
------------------------------------------------------------------------------------------------------------------------------------

                                                     NET ASSET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 3/31/99                             $11.40           $11.55             $0.00            $0.00            1.32%+
------------------------------------------------------------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             WITHOUT SALES CHARGES(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A          CLASS B           CLASS L
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/99+                                                          1.40%            1.32%             1.32%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              WITH SALES CHARGES(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A          CLASS B           CLASS L
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/99+                                                         (3.67)%          (3.68)%           (0.74)%
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                WITHOUT SALES CHARGES(1)
------------------------------------------------------------------------------------------------------------------------------------
Class A   (Inception* through 3/31/99)                                                                    1.40%
------------------------------------------------------------------------------------------------------------------------------------
Class B   (Inception* through 3/31/99)                                                                    1.32
------------------------------------------------------------------------------------------------------------------------------------
Class L   (Inception* through 3/31/99)                                                                    1.32
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
*    Inception date for Class A, B and L shares is February 26, 1999.
+ Total return is not annualized, as it may not be representative of the total return for the year.
     ---------------------------------------------------------------------------
     4                                   1999 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 SCHEDULE OF INVESTMENTS (unaudited)                              March 31, 1999
--------------------------------------------------------------------------------



      SHARES                                                   SECURITY                                                        VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK -- 87.6%
AUTOS & TRANSPORTATION -- 3.0%
       35,000     Arnold Industries, Inc.                                                                                $   520,625
        2,000     Convenant Transport+                                                                                        29,750
       70,000     Kirby Corp.                                                                                              1,325,625
      100,000     Wisconsin Central Transportation Corp.+                                                                  1,325,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           3,201,000
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.6%
       80,000     Belden Inc.                                                                                              1,365,000
       62,500     Federal Signal Corp.                                                                                     1,304,688
       52,500     IDEX Corp.                                                                                               1,237,031
       90,000     Meritor Automotive, Inc.                                                                                 1,395,000
       35,000     Precision Castparts Corp.                                                                                1,408,750
       57,500     Roper Industries, Inc.                                                                                   1,372,812
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           8,083,281
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.3%
       90,000     Ambassadors International, Inc.+                                                                         1,456,875
       50,000     American Greetings Corp., Class A Shares                                                                 1,268,750
      140,000     Arctic Cat Inc.                                                                                          1,391,250
      127,500     Buffets, Inc.+                                                                                           1,259,063
       57,500     Corn Products International, Inc.                                                                        1,376,407
       47,500     Footstar, Inc.+                                                                                          1,520,000
       60,000     Interstate Bakeries Corp.                                                                                1,293,750
       47,500     Lancaster Colony Corp.                                                                                   1,264,688
       40,000     Liz Claiborne, Inc.                                                                                      1,305,000
      170,000     Pier 1 Imports, Inc.                                                                                     1,381,250
       70,000     Rexall Sundown, Inc.+                                                                                    1,343,125
       55,000     Ruddick Corp.                                                                                            1,072,500
       72,500     Scientific Games Holdings Corp.+                                                                         1,286,875
      137,500     Sturm, Ruger & Co., Inc.+                                                                                1,375,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          18,594,533
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 18.2%
       48,000     Chittenden Corp.                                                                                         1,278,000
       40,000     City National Corp.                                                                                      1,235,000
       37,500     CMAC Investment Corp.+                                                                                   1,462,500
       27,500     Cullen/Frost Bankers, Inc.                                                                               1,318,281
       48,000     FirstMerit Corp.                                                                                         1,236,000
       60,000     Golden State Bancorp Inc.+                                                                               1,335,000
       37,500     GreenPoint Financial Corp.                                                                               1,303,125
       20,000     InterWest Bancorp, Inc.                                                                                    476,250
       42,500     Investors Financial Services Corp.                                                                       1,221,875
       65,000     Old Republic International Corp                                                                          1,186,250
       35,000     Peoples Bank Corp.                                                                                       1,041,250
       70,000     Peoples Heritage Financial Group, Inc.                                                                   1,260,000
       50,000     Sky Financial Group, Inc.+                                                                               1,353,125
       16,000     US Trust Corp.                                                                                           1,187,000
                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SMITH BARNEY SMALL CAP VALUE FUND                                              5


 SCHEDULE OF INVESTMENTS (unaudited) (continued)                  March 31, 1999
--------------------------------------------------------------------------------


      SHARES                                                   SECURITY                                                        VALUE
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 18.2% (CONTINUED)
        67,500    Waddell & Reed Financial, Inc.                                                                         $ 1,383,750
        45,000    Webster Financial Corp.                                                                                  1,299,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          19,576,781
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 1.4%
      125,000     Foundation Health Systems, Inc.+                                                                         1,523,438
------------------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL -- 3.5%
       60,000     Barrett Resources Corp.+                                                                                 1,503,750
       56,700     Mitchell Energy & Development Corp.                                                                        708,750
      125,000     Union Pacific Resources Group Inc.                                                                       1,484,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           3,696,875
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 4.4%
       52,500     Carpenter Technology Corp.                                                                               1,361,719
       75,000     Engelhard Corp.                                                                                          1,270,313
       75,000     Oregon Steel Mills, Inc.                                                                                   782,813
       62,500     Wolverine Tube, Inc.+                                                                                    1,320,312
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,735,157
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 1.1%
       65,000     Cooper Tire & Rubber Co.                                                                                 1,194,375
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE -- 19.5%
       58,500     Arden Realty, Inc.                                                                                       1,301,625
       40,000     Avalonbay Communities, Inc.                                                                              1,265,000
       41,250     Boston Properties, Inc.                                                                                  1,304,531
       95,000     Catellus Development Corp.+                                                                              1,270,625
       44,000     Cousins Properties, Inc.                                                                                 1,273,250
       62,500     Del E. Webb Corp.                                                                                        1,355,469
       60,000     Duke Realty Investments, Inc.                                                                            1,290,000
       55,000     FelCor Lodging Trust Inc.                                                                                1,275,313
       40,000     General Growth Properties, Inc.                                                                          1,297,500
       57,500     Highwoods Properties, Inc.                                                                               1,354,843
       62,500     Kilroy Realty Corp.                                                                                      1,281,250
       35,000     Kimco Realty Corp.                                                                                       1,290,625
       57,500     The Rouse Co.                                                                                            1,275,781
       37,500     Spieker Properties, Inc.                                                                                 1,321,875
       77,500     Trammell Crow Co.+                                                                                       1,433,750
       52,500     TriNet Corporate Realty Trust, Inc.                                                                      1,332,187
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          20,923,624
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.3%
      141,250     Cypress Semiconductor Corp.+                                                                             1,271,250
      182,500     Maxtor Corp.+                                                                                            1,288,906
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           2,560,156
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 9.3%
       77,500     Avista, Corp.                                                                                            1,259,375
      157,500     Citizens Utilities Co., Class B Shares                                                                   1,220,625
       35,100     Eastern Enterprises                                                                                      1,276,762
                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
6                                        1999 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 SCHEDULE OF INVESTMENTS (unaudited) (continued)                  March 31, 1999
--------------------------------------------------------------------------------


      SHARES                                                   SECURITY                                                        VALUE
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES -- 9.3% (CONTINUED)
       42,500     IDACORP, Inc.                                                                                          $ 1,248,437
       50,000     Nevada Power Co.                                                                                         1,237,500
       37,500     Peoples Energy Corp.                                                                                     1,211,719
       57,500     Washington Gas Light Co.                                                                                 1,300,937
       42,500     WPS Resources Corp.                                                                                      1,253,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10,009,105
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost--$92,002,165)                                                                                     94,098,325
====================================================================================================================================
       FACE
      AMOUNT                                                   SECURITY                                                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 4.3%
   $4,580,000     U.S. Treasury Bills due 4/15/99
                  (Cost--$4,572,128)                                                                                       4,572,128
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.1%
    8,707,000     Morgan Stanley Dean Witter & Co., 4.900% due 4/1/99;
                  Proceeds at maturity -- $8,708,183; (Fully collateralized by U.S.
                  Treasury Bonds, 8.750% due 8/15/20; Market value -- $8,882,146)
                  (Cost-- $8,707,000)                                                                                      8,707,000
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $105,281,293*)                                                                                $107,377,453
====================================================================================================================================

+   Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.
                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SMITH BARNEY SMALL CAP VALUE FUND                                              7

STATEMENT OF ASSETS AND LIABILITIES (unaudited)                   March 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $105,281,293)                      $107,377,453
   Cash                                                                      690
   Receivable for Fund shares sold                                     3,046,709
   Dividends and interest receivable                                     178,347
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                      110,603,199
--------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                    1,785,477
   Payable to broker - variation margin                                  110,000
   Management fees payable                                                70,902
   Distribution fees payable                                              28,685
   Accrued expenses                                                       11,878
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                   2,006,942
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $108,596,257
================================================================================

NET ASSETS:
   Par value of shares of capital shares                          $       9,400
   Capital paid in excess of par value                              107,212,857
   Undistributed net investment income                                  383,950
   Accumulated net realized loss on security
   transactions and futures contracts                                (1,078,235)
   Net unrealized appreciation of investments
   and futures contracts                                              2,068,285
                                                                  -------------
TOTAL NET ASSETS                                                  $ 108,596,257
================================================================================

SHARES OUTSTANDING:
   Class A                                                            2,914,405
--------------------------------------------------------------------------------
   Class B                                                            3,679,533
--------------------------------------------------------------------------------
   Class L                                                            2,806,473
--------------------------------------------------------------------------------

NET ASSET VALUE:
   Class A (and redemption price)                                 $       11.56
--------------------------------------------------------------------------------
   Class B *                                                      $       11.55
--------------------------------------------------------------------------------
   Class L **                                                     $       11.55
--------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset
   value per share)                                               $       12.17
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset
   value per share)                                               $       11.67
--------------------------------------------------------------------------------

  * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.
                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8                                        1999 SEMI-ANNUAL REPORT TO SHAREHOLDERS

STATEMENT OF OPERATIONS (unaudited)       FOR THE PERIOD ENDED MARCH 31, 1999(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                         $  177,164
   Interest                                                             374,511
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                              551,675
--------------------------------------------------------------------------------

EXPENSES:
   Distribution fees (Note 2)                                            73,189
   Management fees (Note 2)                                              70,902
   Registration fees                                                     10,000
   Audit and legal                                                        4,756
   Shareholder and system servicing fees                                  4,500
   Directors' fees                                                        1,500
   Custody                                                                1,000
   Shareholder communications                                               500
   Other                                                                  1,378
--------------------------------------------------------------------------------
   TOTAL EXPENSES                                                       167,725
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   383,950
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)              2,070
     Futures contracts                                               (1,080,305)
--------------------------------------------------------------------------------
   NET REALIZED LOSS                                                 (1,078,235)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of period                                                     --
     End of period                                                    2,068,285
--------------------------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION                            2,068,285
--------------------------------------------------------------------------------

NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                           990,050
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $1,374,000
================================================================================

(a) For the period from February 26, 1999 (commencement of operations) to March 31, 1999.
                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SMITH BARNEY SMALL CAP VALUE FUND                                              9

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
                                          FOR THE PERIOD ENDED MARCH 31, 1999(a)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                           $    383,950
   Net realized loss                                                 (1,078,235)
   Increase in net unrealized appreciation                            2,068,285
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS                             1,374,000
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                                 107,726,728
   Cost of shares reacquired                                           (504,471)
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS              107,222,257
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                              108,596,257

NET ASSETS:
   Beginning of period                                                       --
--------------------------------------------------------------------------------
   END OF PERIOD*                                                  $108,596,257
================================================================================

* Includes undistributed net investment income of:                     $383,950
--------------------------------------------------------------------------------

(a) For the period from February 26, 1999 (commencement of operations) to March 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10                                       1999 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Smith Barney Small Cap Value Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and seven other separate investment portfolios: Concert Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  MANAGEMENT AGREEMENT AND
    OTHER TRANSACTIONS
SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, also sell Fund shares to the public as a member of the selling group.

--------------------------------------------------------------------------------
SMITH BARNEY SMALL CAP VALUE FUND                                             11

--------------------------------------------------------------------------------
For the period ended March 31, 1999, SSB received approximately $657,000 and $291,000 on sales of the Fund's Class A and L shares, respectively.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class Lshares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. CDSCs paid to SSB were approximately:

                                         CLASS B       CLASS L
--------------------------------------------------------------------------------

CDSCs                                     $1,000       $1,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the period ended March 31, 1999, total Distribution Plan fees incurred by the Portfolio were:

                             CLASS A     CLASS B       CLASS L
--------------------------------------------------------------------------------

Distribution Plan Fees       $7,116       $37,348      $28,725
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.


3. INVESTMENTS
During the period ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                           $92,051,566
--------------------------------------------------------------------------------
Sales                                                    51,470
--------------------------------------------------------------------------------




At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                        $3,522,387
Gross unrealized depreciation                        (1,426,227)
--------------------------------------------------------------------------------
Net unrealized appreciation                          $2,096,160
--------------------------------------------------------------------------------


4. REPURCHASE AGREEMENTS
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


5. OPTION CONTRACTS
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 1999, the Portfolio had no purchased call or put options.

--------------------------------------------------------------------------------
12                                       1999 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended March 31, 1999, the Portfolio did not write any call or put options.


6. LENDING OF PORTFOLIO SECURITIES
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 1999, the Portfolio had no securities on loan.


7. FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

--------------------------------------------------------------------------------
SMITH BARNEY SMALL CAP VALUE FUND                                             13

--------------------------------------------------------------------------------
At March 31, 1999, the Portfolio had the following open futures contracts:

                                                EXPIRATION           # OF             BASIS            MARKET         UNREALIZED
                                                MONTH/YEAR         CONTRACTS          VALUE             VALUE            LOSS
------------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
Russell 2000 Index                                 6/99               50           $9,990,375        $9,962,500        $(27,875)
------------------------------------------------------------------------------------------------------------------------------------

8. CAPITAL SHARES
At March 31, 1999, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 1999, total paid-in capital amounted to the following for each class:

                              CLASS A             CLASS B              CLASS L
--------------------------------------------------------------------------------
Total Paid-in Capital        $33,260,620         $41,961,932         $31,999,705
================================================================================

Transactions in shares of each class were as follows:

                                                       PERIOD ENDED
                                                      MARCH 31, 1999*
                                              ----------------------------------
                                              SHARES                  AMOUNT
--------------------------------------------------------------------------------
CLASS A
Shares sold                                  2,932,276              $33,468,168
Shares reacquired                              (17,871)                (207,548)
--------------------------------------------------------------------------------
Net Increase                                 2,914,405              $33,260,620
================================================================================

CLASS B
Shares sold                                  3,687,971              $42,059,227
Shares reacquired                               (8,438)                 (97,295)
--------------------------------------------------------------------------------
Net Increase                                 3,679,533              $41,961,932
================================================================================

CLASS L
Shares sold                                  2,823,701              $32,199,333
Shares reacquired                              (17,228)                (199,628)
--------------------------------------------------------------------------------
Net Increase                                 2,806,473              $31,999,705
================================================================================


* For the period from February 26, 1999 (commencement of operations) to March 31, 1999.
--------------------------------------------------------------------------------
14                                       1999 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout the period:


1999(1)                                                       CLASS A          CLASS B           CLASS L
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $11.40           $11.40            $11.40
---------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                         0.05             0.04              0.04
   Net realized and unrealized gain                              0.11             0.11              0.11
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                     0.16             0.15              0.15
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                           --               --                --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                --               --                --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $11.56           $11.55            $11.55
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                   1.40%            1.32%             1.32%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                                     $33,684          $42,498           $32,414
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                     1.21%             1.94%             1.94%
   Net investment income                                        4.46              3.72              3.71
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         0.05%             0.05%             0.05%
---------------------------------------------------------------------------------------------------------------

(1) For the period from February 26, 1999 (commencement of operations) to March 31, 1999 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
--------------------------------------------------------------------------------
SMITH BARNEY SMALL CAP VALUE FUND                                             15

SMITH BARNEY
SMALL CAP VALUE FUND


DIRECTORS
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, CHAIRMAN
Jerome Miller
Ken Miller

John F. White, EMERITUS


OFFICERS
Heath B. McLendon
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT AND TREASURER

Peter J. Hable
VICE PRESIDENT AND INVESTMENT OFFICER

Paul A. Brook
CONTROLLER

Christina T. Sydor
SECRETARY





INVESTMENT MANAGER
SSBC Fund Management Inc.


DISTRIBUTOR
CFBDS, Inc.


CUSTODIAN
PNC Bank, N.A.


SHAREHOLDER SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of shareholders of Smith Barney Small Cap Value Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Logo:


Solomon Smith Barney


A member of citigroup





SALOMON SMITH BARNEY IS A SERVICE MARK OF SALOMON SMITH BARNEY INC.


SMITH BARNEY
SMALL CAP VALUE FUND
388 Greenwich Street, MF-2 New York, New York 10013

www.smithbarney.com


FD01653 5/99